UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2010

Athersys, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-33876	20-4864095
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3201 Carnegie Avenue, Cleveland, Ohio	44115-2634
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 431-9900

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders
Athersys held its Annual Meeting of Stockholders on June 17, 2010. At the meeting, the following actions were taken:
a)	The seven nominees for director were elected by the following votes:

	Shares Voted For	Shares Withheld	Broker Non-Votes
Gil Van Bokkelen	9,321,670	38,542	5,909,352
John Harrington	9,321,765	38,447	5,909,352
Floyd Loop	9,315,308	44,904	5,909,352
George Milne	9,316,323	43,889	5,909,352
Lorin Randall	9,300,975	59,237	5,909,352
Michael Sheffery	9,321,483	38,729	5,909,352
Jack Wyszomierski	9,320,983	39,229	5,909,352
b)
Ratification of the appointment of Ernst & Young LLP as Athersys’ independent registered public accounting firm for the fiscal year ending December 31, 2010 was approved with the following number of votes:

For	Against	Abstain	Broker Non-Votes
15,216,665	32,291	20,608	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 22, 2010

ATHERSYS, INC.
By:	/s/ Laura K. Campbell
	Name:	Laura K. Campbell
	Title:	Vice President, Finance